SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549-1004





                              FORM 8-K





                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported) March 2, 1999






                        NINE WEST GROUP INC.
       (Exact name of registrant as specified in its charter)





Delaware                       1-11161                    06-1093855
(State or other        (Commission File Number)        (I.R.S. Employer
jurisdiction of                                        Identification No.)
incorporation or
organization)

Nine West Plaza                                         10604
1129 Westchester Avenue                                 (Zip Code)
White Plains, New York
(Address of principal executive offices)


     Registrant's telephone number, including area code (314) 579-8812



ITEM 5.  OTHER EVENTS

On March 2, 1999, Nine West Group Inc., a Delaware corporation (the "Company"), Jones Apparel Group, Inc. a Pennsylvania Corporation ("Parent"), and Jill Acquisition Sub Inc., a Delaware Corporation and a wholly owned subsidiary of Parent ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), upon and subject to the terms and conditions of which the Company will be merged (the "Merger") with Merger Sub and the surviving corporation will be Merger Sub. In the Merger, each issued and outstanding share of the common stock of the Company, other than shares owned by Parent, the Company or Merger Sub, will be converted into the right to receive $13.00 in cash and a number of shares of common stock of Parent (the "Parent Common Stock") equal to the Exchange Ratio. The "Exchange Ratio" will be (i) .5011 if the average price of the Parent Common Stock for a 15-day period prior to the Closing (the "Parent Stock Price") is greater than or equal to $24.00 and less than or equal to $34.00; (ii) equal to $12.00 divided by the Parent Stock Price if the Parent Stock Price is greater than or equal to $21.00 and less than $24.00; (iii) .5714 if the Parent Stock Price is less than $21.00; (iv) equal to $17.00 divided by the Parent Stock Price if the Parent Stock Price is greater than $34.00 and less than or equal to $36.00; and (v) .4722 if the Parent Stock Price is greater than $36.00. A copy of the Merger Agreement is attached hereto as Exhibit 2, and is incorporated herein by reference.

Pursuant to a Stockholder Agreement dated as of March 1, 1999 among Vincent Camuto, Jerome Fisher (the "Holders") and Parent, the Holders have agreed, among other things, to vote their shares of common stock in favor of the Merger. The Stockholder Agreement is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

A copy of the Company's and Parent's joint press release dated March 2, 1999 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

     (c)  Exhibits.

          (2) Agreement and Plan of Merger, dated as of March 1, 1999, by and among Nine West Group Inc., Jones Apparel Group, Inc. and Jill Acquisition Sub Inc.

          (99.1) Stockholder Agreement, dated as of March 1, 1999, among Jones Apparel Group, Inc., Vincent Camuto and Jerome Fisher.

          (99.2) Joint Press Release of Jones Apparel Group, Inc. and Nine West Group Inc. dated March 2, 1999.









                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NINE WEST GROUP INC.



Dated:  March 2, 1999                By: /s/ Robert C. Galvin
                                     Name:  Robert C. Galvin
                                     Title: Executive Vice President,
                                            Chief Financial Officer and
                                            Treasurer







                         EXHIBIT INDEX




EXHIBIT NO.              DESCRIPTION


(2) Agreement and Plan of Merger, dated as of March 1, 1999, by and among Nine West Group Inc., Jones Apparel Group, Inc. and Jill Acquisition Sub Inc.

(99.1)                   Stockholder Agreement, dated as of March
                         1, 1999, among Jones Apparel Group,
                         Inc., Vincent Camuto and Jerome Fisher.

(99.3)                   Joint Press Release of Nine West Group
                         Inc. and Jones Apparel Group, Inc. dated
                         March 2, 1999.